UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 13, 2006

Unizan Financial Corp.

(Exact name of Registrant as Specified in Charter)

Ohio	0-13270	34-1442295
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 Market Avenue South, Canton, Ohio 44702

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (330) 438-1118

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

c) Exhibits

99.1	Text of Unizan Financial Corp. release dated February 13, 2006

CANTON, Ohio – Unizan Financial Corp. (NASDAQ: UNIZ) today declared a special dividend to Unizan common shareholders of $0.4253 per common share. This dividend will be paid on March 2, 2006, to Unizan shareholders of record at the close of trading on February 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2006	UNIZAN FINANCIAL CORP.

	By:	/s/ James H. Nicholson
	Its:	EVP & Chief Operating Officer